                                                                       EXHIBIT 1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-48353) of Vlasic Foods International Inc. of our report dated June 18, 1999 appearing on page 2 of this Form 11-K.


/s/ PRICEWATERHOUSECOOPERS LLP

Philadelphia, PA
June 28, 1999